Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Franjose Yglesias, certify that:

1.I have reviewed this quarterly report on Form 10-Q of Pineapple Express Cannabis Company;

2.Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

3.Based on my knowledge, the financial statements, and other financial information included in this quarterly  report, fairly present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of, and for, the periods presented  in this quarterly report;

4.I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))and internal control over financial reporting (as defined in Exchange Act Rules 13(a)-15(f) and 15(d)-15(f)) for the registrant and I have:

(a)designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)evaluated the effectiveness of the registrant’s disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)disclosed in this quarterly report any change in the  registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to  materially affect, the  registrant’s internal control over financial reporting.

5.I have disclosed, based on my most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)all significant  deficiencies and material weaknesses in the design or  operation of internal control over  financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: December 19, 2025	By:	/s/ Franjose Yglesias
Franjose Yglesias
Principal Executive Officer,
Pineapple Express Cannabis Company